EXHIBIT (10)(63)
FORM OF APPROVAL OF GRANT OF STOCK OPTIONS

ATTITUDE DRINKS, INC.
a Delaware corporation

UNANIMOUS WRITTEN CONSENT
TO ACTION BY DIRECTORS

The undersigned, being the directors of ATTITUDE DRINKS, INC., a Delaware corporation, (the “Company”) took the following actions by written consent without a meeting as allowed by the laws of the State of Delaware and the Company’s bylaws.

WHEREAS, the Company desires to cancel certificates totaling 27,918,336 shares of common stock that were previously issued to Company employees in 2011 as part of payment for past due salaries.  Due to the low stock price for these shares, the Company has agreed to allow the employees to return these shares to cancel out the 2011 taxable event, and the employees have returned these shares (see Exhibit A). As such, the Company will return these shares to the stock transfer agent with the intent to cancel these shares during the calendar year ended December 31, 2011.

WHEREAS, the Company desires to issue 27,918,336 non-qualified stock options equal to the number of returned shares by the employees at an exercise price of $.02 with full vesting as of December 31, 2011. See Exhibit B for the Form of the Stock Option.  These options will be issued from the 2010 Stock Compensation and Incentive Plan which was filed with the Securities and Exchange Commission via Form S-8 on May 25, 2010.

WHEREAS, the Company desires to indemnify and hold Pacific Stock Transfer harmless from any claims, suits, or damages arising out of the cancellation of the certificates.

WHEREAS, the Company desires, to the extent possible, that the cancellation of the shares be reflected as of December 31, 2011 so that this action falls within the Company’s calendar year ended December 31, 2011.

RESOLVED, that the Company approves, ratifies, and confirms the cancellation of certificates totaling 27,918,336 shares of common stock that were previously issued.

RESOLVED, that the Company approves, ratifies, and confirms the agreement to indemnify and hold Pacific Stock Transfer harmless from any claims, suits, or damages arising out of the cancellation of the certificates.

RESOLVED, that the Company, to the extent possible, will report the cancellation of the shares as of December 31, 2011 so that the action falls within the Company’s calendar year ended December 31, 2011.

RESOLVED, that the President and the Secretary of the Company are authorized, in the name and on behalf of the Company, to execute and deliver any and all other agreements, contracts, instruments, notes, and writings of any nature and to do any other act or thing that may be necessary or desirable to carry out the foregoing.

RESOLVED FURTHER, that all of the resolutions and actions of the board or its duly appointed officers, heretofore adopted and taken, and all of the acts of the Company’s agents in carrying out and promoting the purposes, goals and interests of this Company through the date hereof, not specifically addressed by these or prior resolutions adopted by the directors are hereby approved, ratified, and made the acts and deeds of the Company.  Excluded from this ratification is the action, or failure to act, by any officer, director or agent of the Company which may give the Company cause to bring suit on behalf of the Company for breach of fiduciary duty or fraud, or such other causes that may be against public policy; and

RESOLVED FURTHER, that the execution of the documents by the authorized officers or agents of the Company related to these resolutions is and shall be enforceable and a binding act and obligation of the Company without the necessity of the signature or attestation of any director or the board, or affixing of the corporate seal; and

RESOLVED FURTHER, that the President and/or Secretary of the Company are hereby authorized and directed to execute and deliver any instrument or instruments and to do all things that may effectuate the transactions hereby authorized, and such officers are hereby authorized to carry out these resolutions in such manner as he/she may deem to be in the best interests of the Company; and

RESOLVED FURTHER, that the Secretary of the Company is authorized and directed to certify these resolutions as required; and

RESOLVED, that the President, any Vice President, the Treasurer, and the Secretary of the Company hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Company, to execute and deliver any and all contracts, deeds, and writings of any nature and to do any other act or thing that may be necessary or desirable to carry out the foregoing.

IN WITNESS WHEREOF, the undersigned execute this Written Consent to Action to be effective as of December 21, 2011.

_s/s/ Roy G. Warren
Roy G. Warren, Director

s/s John Buckman
John Buckman, Director

s/s Mike Edwards
Mike Edwards, Director

	EXHIBIT A
	CANCELLATION OF SHARES
	BY OWNERS

NAME OF OWNER		# OF SHARES TO CANCEL

JACK SHEA		6,802,721
CRAIG PETERS		6,122,449
TOMMY KEE		5,656,566 (A)
DEBBIE LIEBLONG		2,074,830
BILL FOWLER		3,401,361
NIKI FULLER		3,044,082
JIMBO FULLER		816,327

	Total	27,918,336

(A) Includes 1,500,000 freely tradable shares and 4,156,566 restricted shares

Company will replace these returned shares by an equal number of stock options at an exercise price of $.02 with full vestment as of 12/31/11.

Exhibit B

[Form of]
STOCK OPTION CERTIFICATE

This Stock Option Certificate confirms the grant by Attitude Drinks Incorporated, a Delaware Company (“ATTD”) of certain stock options as of December 31, 2011 to the RECIPIENT, as defined below, to increase the RECIPIENT’S proprietary interest in the success of ATTD and thereby encouraging the RECIPIENT to maintain the current relationship with ATTD.

ATTD grants to the RECIPIENT ______________________ - Non-Qualified Stock Options to purchase ____________ shares of common stock at $.02 per share expiring December 30, 2016 and shall vest immediately in RECIPIENT as of December 31, 2011.

IN WITNESS WHEREOF, this Stock Option Certificate has been executed and delivered this 31st day of December 2011 by the undersigned.

Attitude Drinks Incorporated

By: ___________________
Name: Roy G. Warren
Title: President